Offerings - Offering: 1	Sep. 10, 2025 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.001 per share
Amount Registered | shares	4,990,844
Proposed Maximum Offering Price per Unit | $ / shares	1.86
Maximum Aggregate Offering Price	$ 9,282,969.84
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,421.23